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                                                                 Exhibit 10.15


EXECUTIVE OFFICER SALARIES

         The base salaries of the Company's executive officers effective as of January 1, 2006 are as follows:



          Name                            Title                       2006 Base Salary
-------------------------   --------------------------------------   ------------------
Joey A. Jacobs              Chairman, Chief Executive Officer and         $892,500
                            President
Steven T. Davidson          Chief Development Officer                     $275,000
Jack E. Polson              Chief Accounting Officer                      $341,250
Brent Turner                Executive Vice President, Finance and         $341,250
                            Administration
Christopher L. Howard       Executive Vice President, General             $300,000
                            Counsel and Secretary



EXECUTIVE OFFICER BONUSES FOR 2005

         The Compensation Committee approved the payment of the following cash bonuses to the Company's executive officers for services rendered during 2005:


         Joey A. Jacobs                     $1,086,490
         Jack E. Polson                     $  207,711
         Brent Turner                       $  207,711
         Christopher L. Howard              $   63,911